Ovid Therapeutics Corporate Overview June 2021 ©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED 1 January 2021 June 2021 Exhibit 99.1

Disclaimers and Forward-Looking Statements ©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “believe,” “expect,” “plan,” “anticipate” and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. Forward-looking statements contained in this presentation may include statements regarding the progress, timing, development of the Company’s product candidates and pipeline programs; scope of clinical trials and the reporting of clinical data; the potential clinical benefit of the Company’s product candidates and pipeline programs; regulatory development; the success of any licensing or partnering opportunities; the potential commercialization of product candidates and pipeline programs; the potential value of the 2021 royalty, license and termination agreement with Takeda; the success of Takeda’s trials in soticlestat and the potential commercialization of soticlestat and the Company’s expectations regarding its operating expenses, and use of its cash, cash equivalents and short-term investments to the development the Company’s pipeline and pursue business development opportunities. Each of these forward-looking statements involves risks and uncertainties.  These statements are based on the Company’s current expectations and projections made by management and are not guarantees of future performance. Therefore, actual events, outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Factors that may cause actual results to differ materially from these forward-looking statements include the fact that initial data from clinical trials may not be indicative, and are not guarantees, of the final results of the clinical trials and are subject to the risk that one or more clinical outcomes may materially change as patient enrollment continues and or more patient data becomes available; Takeda’s ability to successfully complete clinical development of, obtain regulatory approval for and, if approved successfully commercialize Soticlestat; and uncertainties in the development and regulatory approval. process. Additional risks that could cause actual results to differ materially from those in the forward-looking statements are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the "Risk Factors" sections contained therein. Such risks may be amplified by the COVID-19 pandemic and its potential impact on the Company’s business and the global economy. Except as otherwise required under federal securities laws, we do not have any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise. The trademarks included in this presentation are the property of the owners thereof and are used for reference purposes only. 2 January 2021 June 2021

©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED 3 On a mission to build a unique company that delivers first-in-class therapeutics for rare disorders of the CNS Building the Next Major CNS Company Clear Vision Enabled by a Strong Foundation June 2021 The Right Team, Experience and Track-Record + Strong Balance Sheet

Phase 3 Planned Initiation Mid-2021 Phase 3 Planned Initiation Mid-2021 Anticipate filing three INDs in three years, beginning 1H 2022 ©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED 4 January 2021 June 2021 Pipeline Focused on Advancing Treatment of Rare Diseases

5 June 2021 ©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED Up to $856M+ Agreement with Takeda (soticlestat) Regulatory Milestones Regulatory milestones Takeda initially funding two comprehensive pivotal trials (LGS and Dravet) Commercial Milestones/Royalties Commercial sales milestones post approval Tiered double-digit royalties up to 20% on global soticlestat sales (all indications) Upfront Payment Received $196M at closing (1Q ’21) All financial obligations to Takeda are terminated Potential Non-Dilutive Cash Stream to Fund Pipeline Development Zero Financial Obligations for Soticlestat Moving Forward $ $ 2021 Est. 2023/2024 Est. 2024 and later Up to $660M in Combined Regulatory and Commercial Milestones

©2021 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED 6 Our rare disease expertise coupled with recent scientific advances are helping overcome historical CNS challenges HISTORICAL CNS DRUG DEVELOPMENT CHALLENGES Incomplete understanding of disease biology Poor predictive value of animal models Lack of reliable biomarkers and difficult to measure endpoints Blood-brain-barrier preventing therapeutics from reaching the brain Patient population variability and need for large trials Significant opportunity in CNS therapeutics June 2021 Source: Lee C. et al (2020); L.E.K. research and analysis

Recent major scientific advances are driving a new wave of CNS therapeutics 7 ©2021 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED June 2021 MULTIMODAL NEUROIMAGING HEADWAYS APPROACHES TO INTERACT WITH DNA / RNA BBB CROSSING ENABLED Recent successes in genetic medicine paves the path for next-gen therapies: Next-gen DNA and RNA editing tech Immune system modulation Understanding of functional genomics Advances in BBB-crossing approaches can drive future growth of neuroscience therapeutics: Novel delivery approaches Targeting of therapies to specific cell types Decrease the time and risk associated with new CNS directed therapies More precise brain imaging enables better disease understanding and patient outcomes: Supported discovery of Parkinson’s subtypes Earlier identification of high-risk TIA patients Biomarkers to better measure therapeutic efficacy

Focus on ecosystem of rare neurological diseases with high unmet need Develop novel first-in-class / best-in-class therapeutics Create a customized disease approach leveraging deep understanding of underlying pathology Collaborate with the patient community, KOLs, and other external innovators to accelerate development ©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED 8 January 2021 June 2021 Advance Next-Generation Neuroscience Pipeline STRATEGY PROGRAMS Anticipate filing three INDs in three years, beginning 1H 2022

OV329: Highly Potent Inhibitor of GABA Aminotransferase  ©2021 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED 9 June 23, 2021 Mechanism: Highly potent GABA aminotransferase (GABA-AT) oral small molecule inhibitor Development status: IND enabling studies are underway, IND expected 1H 2022 Opportunity: Create a superior product based on a validated mechanism OV329: Potential best-in-class Asset overview Indication(s) overview Refractory epilepsies Tuberous sclerosis complex Infantile spasms Affects 1 in 6K individuals (~50K patients in U.S.); epilepsy present in ~85% of TSC patients Current treatment options include vigabatrin, everolimus, and surgery Significant unmet need: Most patients resistant to current therapy 2-3.5 cases per 10K births in U.S. Current treatment options include ACTH and vigabatrin Significant unmet need: Significant side effects associated with standard of care Opportunity and OV329 June 2021 * Source: Tuberous Sclerosis Alliance; Pellock JM, et al. Epilepsia (2010) OV329

OV329 Appears Active in Models of Drug-Resistant Seizures ©2021 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED 10 June 23, 2021 June 2021 NMDA Model described by Shi et al., 2014 (PMID 26600368) Orally delivered OV329 as effective as injectable SOC in infantile spasms model

OV882: Potential Disease-Modifying Genetic Therapy for Angelman Syndrome (AS) ©2021 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED 11 June 23, 2021 June 2021 Mechanism: Short hairpin RNA that interacts with non-coding RNA to inhibit the silencing of paternal UBE3A gene Development status: POC* activity confirmed in vitro; currently undergoing pre-clinical validation In collaboration with Connecticut Autism Language Lab under Associate Professor Stormy Chamberlain Opportunity: Create potential disease modifying treatment for high unmet need indication OV882: Targets the mechanism of silencing without affecting the gene, minimizes off-target effects, and potentially increases treatment duration compared to ASOs Asset overview Indication overview OV882 Angelman syndrome Affects 1 in 15K individuals Characterized by developmental delay, ataxia, sleep disorder, seizures, and speech impairments Current treatment options are symptomatic (e.g., anti-seizure) Significant unmet need: No specific treatments available which target the neuropathophysiology of Angelman syndrome ASOs** are being investigated by others; approach may have challenges Opportunity and OV882 Source: Foundation for Angelman Syndrome Therapeutics (FAST) * Proof of Concept (POC), ** Antisense oligonucleotides

OV882 Approach to the Treatment of Angelman Syndrome ©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED 12 June 23, 2021 June 2021 DESCRIPTION OF APPROACH BENEFITS AND DRAWBACKS RNAI APPROACHES TO TREATING ANGELMAN SYNDROME DISEASE STATE ASO APPROACH Angelman syndrome is caused by a mutation in the maternal copy of the UBE3A gene and silencing of the paternal copy Silencing is mediated by a non-coding RNA sequence whose expression blocks transcription of the paternal UBE3A gene OV882 shRNA APPROACH Mechanism may cause undesirable off-target effects Requires redosing on approximately quarterly timescale Requires chemical modification of ASO Exclusively silences UBE3A-ATS and unsilences UBE3A Minimizes off-target effects Potential for longer lasting effects

OV882 Appears Active in AS Neuron Cell Model ©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED 13 June 23, 2021 June 2021 SCRAM shRNA OV882 UBE3A-ATS UBE3A mRNA Relative RNA Expression shRNA-OV882 Effects on UBE3A-Antisense and UBE3A Expression (iPSC-AS neurons) OV882 demonstrates activity in AS neuronal cell system: >2x increase in UBE3A mRNA expression when compared to SCRAM control Reduction in UBE3A-ATS expression further demonstrates the potential mechanism and efficacy of OV882

OV815: Potential Advanced Genetic Therapy for KAND and Other KIF-associated Diseases ©2021 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED 14 June 23, 2021 June 2021 Mechanism: Genetic/molecular approach targeting KIF1A Development status: Currently in screening stage for aptamer and gene silencing technologies In collaboration with Asset overview Indication overview OV815 KAND* ~200** patients worldwide with documented diagnoses; total number of affected patients likely in the thousands  Broader kinesin superfamily opportunity Symptoms associated with KAND include hereditary spastic paraplegia, ataxia, epilepsy, hypotonia, autism, and ADHD Current treatment options are symptomatic Significant unmet need: No specific treatments available  Opportunity: Leverage knowledge gained from KIF1A to access the broader kinesin superfamily associated diseases  Opportunity and OV815 Notes: * KIF1A-Associated Neurological Disorder Source: **KIF1A.org

OV815 Has Potential For Broader Applicability Within the Kinesin Superfamily ©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED 15 June 23, 2021 KIF1A (Kinesin 3 Family Member) June 2021 Impact of KIF1A on neurotransmission KIF1A is a motor protein that transports cargo for neurons Disruption of cargo transport impacts neurotransmission and leads to progressive neurologic deficits KAND Initial opportunity Additional opportunities in kinesin superfamily Source: Al-Bassam_2018_Malleable folding of coiled-coils regulates

Proven Business Development Strategy ©2021 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED 16 June 23, 2021 June 2021 Monetized CNS expertise to strengthen the balance sheet and create a potential cash stream to build the next major player in CNS Successful track record of identifying promising targets in hard-to-treat diseases July 2020: License agreement w/UConn for OV882 March 2015: Acquired WW rights for OV101 from Lundbeck January 2017: Soticlestat co-development agreement w/Takeda December 2016: License agreement w/Northwestern for OV329 June 2020: Strategic research collaboration w/Columbia for OV815, OV816 & other targets March 2021: Soticlestat deal w/Takeda up to $856M plus royalties July 2020: EU License Agreement w/Angelini for OV101

Targeting CNS Technology and Therapeutic Approaches 17 ©2021 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED Neuroscience Rare neurological, neurometabolic, ophthalmic, seizure related, other CNS disorders Actionable assets near IND or later Complementary to existing pipeline and strategy Leverage core capabilities in rare CNS diseases Best- or first-in-class therapies Disease modifying therapy / potential to establish new standard of care CNS therapeutic enabling Supports company therapeutic area focus on genetic medicine Blood-brain barrier assays / delivery systems BBB assays: assess penetration, evaluate targeting, and test in vitro Delivery systems: minimize immunogenicity, enable precision targeting, and address manufacturing issues Proprietary and differentiated Strong IP position Unique delivery system or differentiated technology June 2021 Clinical Stage Targets Technologies

 Strong Balance Sheet Supports Strategy ©2021 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED 18 June 23, 2021 June 2021 Strong balance sheet: $233M in cash and cash equivalents as of 3/31/21 No further financial obligations for the development of soticlestat, significant downstream economics if soticlestat is approved Expected 2Q 2021 - 4Q 2021 quarterly Op Ex of $8M-$10M1 69M shares of common stock outstanding 2 1excluding non-cash and non-recurring expenses 2 as of 5/6/21, on an as if converted basis

©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED 19 Jeremy Levin DPhil, MB Bchir Chairman, CEO Amit Rakhit MD, MBA President, CMO Jason Tardio MBA Chief Commercial Officer Jeffrey Rona Chief Business & Financial Officer Thomas Perone JD, MBA GC, Corporate Secretary, and CCO Leadership Team With Required Track Record Deep experience across R&D continuum, BD, IND filings, approvals and launches June 2021 Claude Nicaise MD Head, Rare Disease Strategy

The Ingredients to Become a Major Player in Next CNS Wave 20 ©2021 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED | CONFIDENTIAL June 23, 2021 Tackle, hard to treat CNS diseases avoided by others Use technology to achieve a fundamental change Leverage strong academic relationships Invest smart and conduct R&D efficiently Prepared and capitalized to be a major player in the next CNS wave June 2021

Thank you JUne 2021 ©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED 21 January 2021 June 2021